Fees Summary	Jan. 27, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 26,105,701.68
Previously Paid Amount	0.00
Total Fee Amount	3,605.20
Total Offset Amount	0.00
Net Fee	$ 3,605.20